Exhibit 10.2

EXECUTION VERSION

THIS DEED OF VARIATION AND SUPPLEMENT (this “Deed”) is made this 19th day of July 2021 by and among Lomotif Private Limited (UEN: 201406142D), a private company limited by shares incorporated in Singapore (the “Company”), Zash Global Media and Entertainment Corp., a Delaware Corporation (the “Initial Purchaser”), ZVV MEDIA PARTNERS, LLC, a limited liability company incorporated and registered in the State of Delaware with company registration number 5957339 (the “Purchaser Assignee”) and those persons whose names are set forth on the signature pages hereto as Sellers (the “Sellers”), to vary and supplement the terms of the Securities Purchase Agreement, dated as of February 23, 2021, by and among the Company, the Initial Purchaser and the Sellers (the “SPA”).

The Company, the Initial Purchaser, the Purchaser Assignee and the Sellers are hereinafter called, collectively, the “Parties” or each a “Party”. Capitalised terms used but not otherwise defined herein shall have the meanings ascribed to them in the SPA.

Background

(A)	On or about the date of this Deed:

(I)	the Initial Purchaser intends to novate its rights and obligations under the SPA to the Purchaser Assignee;

(II)	the holders of the Outstanding Convertible Notes intend to convert all of such Outstanding Convertible Notes into Ordinary Shares prior to Closing; and

(III)	the Parties intends to amend certain other terms of the SPA to reflect the agreement of the Parties.

(B)	In connection with the foregoing transactions, the Parties desire to vary and supplement the terms of the SPA in accordance with section 12.2 thereof and the following provisions of this Deed.

Operative Provisions

1.	Assignment

1.1	Immediately prior to the occurrence of Closing and subject to all conditions to Closing having been satisfied or otherwise waived by the Purchaser (as the case may be) (the “Effective Date”), the Initial Purchaser will novate all of its rights and obligations under the SPA to the Purchaser Assignee and the Purchaser Assignee will assume all of the Initial Purchaser’s rights and obligations under the SPA and agrees to be bound by the provisions of the Transaction Documents that apply to the “Purchaser” with effect from the Effective Date. The Purchaser Assignee represents and warrants as of the date hereof and as of the Closing Date to the Company and each Seller that each and every representation made by the Purchaser in the SPA is true and correct as applied to the Purchaser Assignee. The parties hereto acknowledge and agree that:

(a)	The Initial Purchaser shall as from the Effective Date transfer and novate all its rights and obligations under the SPA to the Purchaser Assignee. The Purchaser Assignee shall as from the Effective Date enjoy all the rights and benefits of the Initial Purchaser under the SPA, as if the Initial Purchaser had been a party to the SPA in place of the Initial Purchaser, and all references to the Initial Purchaser in the SPA shall be read and construed as references to the Purchaser Assignee;

(b)	as from the Effective Date, the Purchaser Assignee shall perform the obligations under the SPA and be bound by the terms of the SPA in every way as if it were the original party to the SPA in place of the Initial Purchaser;

(c)	the Company, the Selling Shareholders and the Initial Purchaser shall mutually release each other from all future claims and demands whatsoever in respect of the SPA on or after the Effective Date. The Company, the Selling Shareholders and the Purchaser Assignee shall mutually accept each other’s liability in respect of the SPA as from the Effective Date.

For the avoidance of doubt, prior to the Effective Date, the Initial Purchaser shall have the rights and obligations of the “Purchaser” under the SPA and remain bound by the terms of the SPA as the “Purchaser” under the SPA.

2.	Variation and Supplement

2.1	Convertible Note issued to Bergwood Ventures

(a)	The Company incurred additional borrowing of US$10,000 from Bergwood Ventures Pte. Ltd. (and/or its nominees) (“Bergwood”) under the “Term Sheet Relating to the Subscription of Convertible Notes” dated 24 September 2020 (the “Bergwood Term Sheet” and such borrowing, the “Additional Borrowing”), which was inadvertently not included in the SPA or Disclosure Schedules. The Company hereby seeks to amend the SPA and the Disclosure Schedules with respect to Bergwood, the Bergwood Term Sheet and the Additional Borrowing.

(b)	Bergwood will be issued 533 Ordinary Shares of the Company and agrees to dispose of such shares to the Purchaser as at Closing. Further, Bergwood agrees to be a party to the SPA by way of the execution of this Deed and Parties acknowledge and agree that the terms “Selling Shareholder” and “Outstanding Convertible Notes” in the SPA shall be deemed amended to include Bergwood and the Additional Borrowing respectively and Schedule 1.1(a) (Material Contracts) and the term “Funded Notes” in the Disclosure Schedules shall be deemed amended to include the Bergwood Term Sheet accordingly.

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(c)	Save as to the foregoing, the Company represents and warrants to the Purchaser that as at the date hereof and as of the Closing, none of the Unfunded Notes have been funded and as such, none of the holders of the Unfunded Notes has been granted, nor has it entered into any agreement arising out of or in relation to the Unfunded Notes to grant, any rights of whatever kind or nature to acquire additional shares of the Companies equity securities.

2.2	Each holder of the Outstanding Convertible Notes hereby agrees that the entire amount owed by the Company to such Selling Shareholder under such Outstanding Convertible Note is being tendered to the Company in exchange for the applicable Conversion Shares set forth on Schedule 1.1(b) to the SPA (as amended hereunder) and, effective upon the Closing, without any further action required by the Company or such holder, such Outstanding Convertible Note and all obligations set forth therein shall be immediately deemed satisfied in full and terminated in its entirety. The Parties agree and acknowledge that, upon Closing, the Note Repayment Amount shall be zero (0) dollars.

2.3	Former Employees Rights to be allotted with shares of the Company

(a)	Subsequent to the signing of the SPA and notwithstanding the covenant under section 8.1(a) of the SPA, the Company has agreed to issue and allot to Chua Rui Wen and Benjamin Chang (collectively, the “Former Employees”) 23,159 Ordinary Shares and 15,439 Ordinary Shares respectively (collectively, the “Former Employee Shares”) in full and final settlement of the dispute with these Former Employees in accordance with the terms of the respective Settlement Agreement and Share Awards Letter (collectively, the “Settlement Documentation”).

(b)	Pursuant to the Settlement Documentation, the Company will be appointed as the attorney of the Former Employees and procure that the entirety of the Former Employee Shares be transferred to the Purchaser on the Closing.

(c)	The Company represents and warrants for itself and in the capacity as an attorney of the Former Employees that: (i) the allotment of Former Employee Shares shall be a full and final settlement of any and all claims in relation to the Former Employees; and (ii) the Former Employee Shares as allotted will rank pari passu with the existing Ordinary Shares of the Company.

(d)	The Former Employees hereby agree to: (i) assume the rights and obligations and (ii) be bound by the terms and conditions of this Deed and the SPA as if they were a party to the SPA with effect from the date of this Deed for the benefit of the Purchaser (which, for the purpose of this clause, includes both the Initial Purchaser and the Purchaser Assignee). Accordingly, reference to “Selling Shareholders” in the SPA shall be deemed amended to include the Former Employees.

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2.4	In furtherance of Section 2.3 above, the Parties hereby agree and acknowledge that:

(a)	the definition of the term “Aggregate Shareholder Consideration” is hereby replaced in its entirety with the following:

““Aggregate Shareholder Consideration” means the Purchase Price minus the Former Employee Payout.”

(b)	the definition of the term “Former Employee Payout” will be added immediately after the definition of the term “Founding Shareholders” as follows:

““Former Employee Payout” means US$299,983.36 which shall be paid to Chua Rui Wen by the Purchaser in exchange for the acquisition of his 7,684 ordinary shares within 14 days following the Closing.”;

(c)	the definition of the term “Shareholder Share Equivalents” is hereby replaced in its entirety with the following:

““Shareholder Share Equivalents” means the shares or share equivalents equal to the Purchased Shares plus the number of Terminated Options (if not already included in the Purchased Share) plus the number of Shares issued or issuable pursuant to any warrants issued by the Company (including the UMG Warrant) or Outstanding Convertible Notes in each case that are being converted and/or exercised (for cash or on a net-exercise) in connection with the Closing (if not already included in the Purchased Shares) plus 15,475 ordinary shares issuable to Chua Rui Wen plus 15,439 ordinary shares issuable to Benjamin Chang.”.

2.5	Terminated Options in relation to Employees and Advisors of the Company

(a)	The definition of the term “Terminated Options” is hereby replaced in its entirety with the following:

““Terminated Options” means up to 201,972 options of the Company issued and outstanding (or deemed issued and outstanding) immediately prior to Closing, of which allocation details are set forth under the column “Terminated Options” in Schedule 1.1(d).”

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(b)	The Parties hereby agree and acknowledge that, notwithstanding anything to the contrary in the SPA, subject to the written consent of a holder of the applicable Terminated Options, all of such holder’s Terminated Options will be deemed to have been exercised at Closing and the Ordinary Shares issued to such holder will be sold to the Purchaser as Purchased Shares in accordance with the SPA. Upon such exercise of any Terminated Options and the sale of the Ordinary Shares issued in connection to the Purchaser therewith, the Purchaser shall pay to the Company all cash amounts in respect thereof by wire transfer of immediately available funds to the account designated by the Company. Promptly after receipt of such funds, the Company shall pay such funds to the respective holder pursuant to the Company’s standard payroll procedures on the Closing Date, provided that the Company shall be entitled to deduct any amount required to be withheld or deducted under Applicable Laws, including pursuant to Section 2.7 of the SPA.

(c)	The Selling Employee Shareholders (defined below) hereby agree to: (i) assume the rights and obligations and (ii) be bound by the terms and conditions of this Deed and the SPA as if they were a party to the SPA with effect from the date of this Deed for the benefit of the Purchaser (which, for the purpose of this clause, includes both the Initial Purchaser and the Purchaser Assignee). Accordingly, reference to “Selling Shareholders” in the SPA shall be deemed amended to include the Selling Employee Shareholders.

2.6	In furtherance of Sections 2.3 and 2.5(b), each Selling Shareholder hereby irrevocably and unconditionally (i) consents to the completion of (x) the issuance of Ordinary Shares to the holders of the Terminated Options (the “Selling Employee Shareholders”) upon exercise of the Terminated Options immediately prior to Closing, for US$0.02 per share, (y) the issuance of Ordinary Shares to each Former Employee within 14 days following the Closing in the amount set forth in Schedule I opposite such Former Employee’s name under the column “Former Employee Shares”, for US$0.02 per share and (z) the issuance of Ordinary Shares upon exercise of the UMG Warrant, and (ii) waives any anti-dilution right, preemptive right, right of first refusal, co-sale right, transfer restrictions, protective rights or other similar rights with respect to the issuance and transfer of such Ordinary Shares and waives any applicable notice periods that it may be entitled to with respect to such transactions, whether such rights or notice periods are provided for under any contract to which such shareholder is a party or under the Constitution or the Shareholders Agreement.

2.7	For the avoidance of doubt, the Purchaser shall not be required to pay additional consideration to the Former Employees nor the Selling Employee Shareholders, other than the amount as set forth in the SPA, which shall in no event exceed US$100 million. Accordingly, the amount of purchase price payable to the Former Employees and the Selling Shareholders shall be deducted from the said US$100 million.

2.8	The Initial Purchaser and the Purchaser Assignee hereby agree that the Initial Purchaser or the Purchaser Assignee may pay US$0.02 per share to the Company on behalf of the relevant Selling Employee Shareholders and/or Former Employees for the issuance of such Ordinary Shares and deduct from the Per Share Purchase Price payable in respect of each such Ordinary Share (or from the Former Employee Payout (as defined in Section 2.4(b), as applicable) in the case the subscription price of such Ordinary Share paid by the Initial Purchaser or the Purchaser Assignee.

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2.9	Section 3.1(n) of the SPA is hereby replaced in its entirety with the following:

“(n) Establishment of Equity Incentive Plan. The Company shall have delivered to the Purchaser evidence of establishment of an equity incentive plan for the allotment and issuance of up to 465,827 Ordinary Shares in the Company.”.

2.10	The definition of the term “Long Stop Date” is hereby replaced in its entirety with the following:

““Long Stop Date” means 150 days from the date of signing of the SPA, unless otherwise agreed between the Company and the Purchaser in writing.”

2.11	Section 2.6(a)(viii) of the SPA is hereby replaced in its entirety with the following:

“(viii) deliver to the Purchaser financial statements of the Company, prepared in accordance with United States generally accepted accounting principles, consistently applied (“US GAAP”), for (A) the fiscal year 2019, (B) the fiscal year 2020, and (C) the fiscal quarter ended March 31, 2021 (collectively, the “US GAAP Financial Statements”).”

2.12	Section 5.11 of the SPA is hereby amended by adding the following to the end of such section:

“The US GAAP Financial Statements truly and fairly present, in all material respects, the financial position of the Company and its Subsidiaries, as of the respective dates thereof, and the results of operations thereof, as of the respective dates or for the respective periods set forth therein, and are in conformity with US GAAP, Requirements of Law, Applicable Law and the past historical practices of the Company. Except as set forth on Section 5.11, as of the dates of the US GAAP Financial Statements, neither the Company nor any Subsidiary had any obligation, Indebtedness or liability (whether accrued, absolute, contingent or otherwise, and whether due or to become due), which was not reflected or reserved against in the balance sheets which are part of the US GAAP Financial Statements, except for those incurred in the ordinary course of business and which are fully reflected on the books of account of the Company or its Subsidiaries.”

2.13	Section 11.3 is hereby replaced in its entirety with the following:

“Section 11.3 Expenses. All fees and expenses incurred by the parties shall be borne solely by the party that has incurred such fees and expenses, provided that the Purchaser shall bear the stamp duty amount payable in connection with the transfer of the Shareholder Share Equivalents pursuant to this Agreement and all of the fees and expenses incurred by the Company for the preparation of the audited financial statements of the Company for the fiscal years 2019 and 2020 and the US GAAP Financial Statements.”

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2.14	Section 2.2(a) is hereby replaced in its entirety with the following:

“At the Closing, the Purchaser shall pay the applicable portion of the Purchase Price by wire transfer of immediately available funds to each Selling Shareholder (or the Company on such Selling Shareholder’s behalf) in an amount equal to the amount set forth for such Selling Shareholder in the Closing Payment Schedule and in accordance with the wire instructions set forth for such Selling Shareholder (or the Company, as applicable) on Exhibit 5 attached hereto.”

2.15	Exhibit 1 (Purchased Shares) to the SPA is deleted in its entirety and replaced by Exhibit 1 attached hereto.

2.16	Exhibit 3 (Notice) to the SPA is deleted in its entirety and replaced by Exhibit 2 attached hereto.

2.17	Schedule 1.1(b) (Outstanding Convertible Notes) to the SPA is deleted in its entirety and replaced by Exhibit 3 attached hereto.

2.18	Schedule 1.1(d) (Terminated Options) to the SPA is deleted in its entirety and replaced by Exhibit 4 attached hereto.

2.19	Schedule 5.15 (Capitalization) to the Disclosure Schedule is deleted in its entirety and replaced by Exhibit 5 attached hereto.

2.20	Exhibit 6 attached hereto is hereby added to the SPA as Exhibit 5 (Selling Shareholder Wire Details) thereto.

3.	General

3.1	The Parties hereby agree that, except as supplemented, varied and/or amended by this Deed, the terms of the SPA are confirmed and shall continue in full force and effect in all other respects. If and to the extent the provisions of this Deed conflict with or are inconsistent with the SPA, this Deed shall prevail.

3.2	Sections 12.2 to 12.10 and 12.13 of the SPA are incorporated mutatis mutandis herein by reference.

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IN WITNESS WHEREOF, the parties hereto have caused this Deed to be duly executed and delivered by their respective authorized signatories as of the date first indicated above.

Executed and delivered as a Deed by
Company:

Lomotif Private Limited

By:
Name:	Paul Yang Zhiwen
Title:	Chief Executive Officer / Director

Witnessed by:

Name:
Address:

[Signature Page to the Deed of Variation to SPA]

Executed and delivered as a Deed by
Initial Purchaser:

ZASH GLOBAL MEDIA AND
ENTERTAINMENT COMPANY

By:
Name:	Ted Farnsworth
Title:	CEO

Witnessed by:

Name:
Address:

[Signature Page to the Deed of Variation to SPA]

Executed and delivered as a Deed by
Purchaser Assignee:

ZVV MEDIA PARTNERS, LLC

By:
Name:	Ted Farnsworth
Title:	Partner

Witnessed by:

Name:
Address:

[Signature Page to the Deed of Variation to SPA]

Schedule I

Former Employee Shares

Exhibit 1

Exhibit 1 to the SPA

Purchased Shares

Exhibit 2

Exhibit 3 to the SPA

Notice

Exhibit 3

Schedule 1.1(b) to the Disclosure Schedule

Outstanding Convertible Notes

Exhibit 4

Schedule 1.1(d) to the SPA

Terminated Options

Exhibit 5

Schedule 5.15 to the Disclosure Schedule

Capitalization

Exhibit 6

Exhibit 5 to the SPA

Selling Shareholder Wire Details

[see attached]

8	TNF VENTURES	Frank Lee	frank.lee@tnfventures.com			+65 93830241

Beneficiary Account Name: TNF VENTURES PTE. LTD. Beneficiary Account Number: 517 660437 001

Bank Name: OVERSEA-CHINESE BANKING CORPORATION LIMITED Bank SWIFT Code: OCBCSGSG

Bank Address: OCBC CENTRE, FLOOR 9, 65 CHULIA STREET, SINGAPORE 049513

Bank Code: 7339

Branch Code : 517 (OCBC Centre)

Preferred Currency: SGD$

10	Paul Yang	Paul Yang	paul@lomotif.com	-	-	Paul: +65 8222 6156 Melissa Oh (DBS): +65 97387858

Beneficiary Name: Yang Zhiwen Paul DBS Account Number: 120-733714-2 Name of Beneficiary Bank: DBS Bank

Address of Beneficiary Bank: 12 Marina Boulevard, DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Country: Singapore

SWIFT Address/ Code: DBSSSGSG Preferred Currency: USD

Please also attention the remittance to Melissa Oh (+65 97387858)

11	Loh Xiu Hui	Loh Xiu Hui	loh.xiu.hui@gmail.com	-	-	+65 8748 1213

Beneficiary Account Name: Loh Xiu Hui Important note, due to format:

First Name: Loh Last Name: Xiu Hui

Beneficiary Account Number: 120-100249-7 Bank Name: DBS Bank

Bank SWIFT Code: DBSSSGSG

Bank Address: 12 Marina Boulevard, DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Bank Code: 7171

DBS eMulti-Currency Autosave Account: 120-100249-7 Preferred Currency: USD

12	Vividthree Holdings Ltd	Charles Yeo	charles@vividthree.com	Melvin Ng	melvinng@vividthree.com	Melvin: +65 97828929

Beneficiary Name: Vividthree Holdings Ltd Beneficiary Bank Name: United Overseas Bank Ltd Beneficiary Bank Account : 769 995 975 1

Beneficiary Bank Address: 80 Raffles Place #29-03, UOB Plaza 1, Singapore 048624.

Beneficiary Branch Name: UOB Main Bank Code: 7375

SWIFT Code: UOVBSGSGXXX

Preferred Currency: USD$

13	FVC-LOMO Pte. Ltd.	Wong Sang Wuoh	sw@farquhar-capital.com			Jason Su:+65 9025 3656 Sang: +65 8133 2195

Beneficiary : FVC-LOMO PTE. LTD. Account Number : 072-026629-3

Bank Name : DBS Bank Ltd Singapore DBS SWIFT Code (BIC) : DBSSSGSG

Agent Bank for USD Currency

JPMorgan Chase Bank, N.A. : CHASUS33

Applicable to both SGD & USD ACCOUNT

14	Alaap Tatwawadi	Alaap Tatwawadi	alaap.t@gmail.com			+6590700890

Beneficiary Account Name: Alaap Tatwawadi Beneficiary Account Number: 6313035325 Bank Name: United Overseas Bank

Bank SWIFT Code: UOVBSGSG

Bank Address: 80 Raffles Place, 1 UOB Plaza, Singapore 048624 Bank Code: 7375

Preferred Currency: USD$

15	Ashnil Dixit	Ashnil Dixit	ashnil.dixit@gmail.com			+65 92735551

Beneficiary Account

Name: Ashnil Dixit

Beneficiary Account

Number: 0304236255

Bank Name: Citibank NA

Bank SWIFT Code: CITISGSGGCB

Bank Address: 268 Orchard Road, #08-01,

Singapore 238856

Bank Code:

7214 Preferred

Currency: USD$

16	Tuna Investments LLC	Steve Chen	tunafat@gmail.com			+1 (650) 906-0700

Bank Name: Citibank NA, New York

Bank Address: 399 Park Ave, New York, NY 10022, USA SWIFTID: CITIUS33

Account Number: 4060-7595

Account Name: Charles Schwab Co. Inc. FFC Account Name: Tuna Investments LLC FFC Account Number: 4688-7045

17	Bergwood Ventures Pte Ltd	Tobias Berger	tdberger7@gmail.com			+65 9753 8756

Beneficiary Account Name: Bergwood Ventures Pte. Ltd. Beneficiary Account Number: 0489081546

Bank Name: DBS Bank

Bank SWIFT Code: DBSSSGSG

Bank Address: 12 Marina Boulevard, DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Bank Code: n/a

Preferred Currency: USD$

18	Universal Music Investments, Inc.	Amy Strack Jason Gallien	amy.strack@umusic.com Jason.Gallien@umusic.com	Vangie Flowers	Vangie.Flowers@umusic.com	Call Bank of America: +1 888- 715-1000 ext. 57264 Universal Music: Amy: +1 (949) 697-7585

Beneficiary Account Name: Universal Music Investments, Inc. Account Number: 0910705014

Routing Number ACH/EFT: 122000661 Routing Number DOM. WIRES: 026009593

SWIFT Code INTL WIRES: BOFAUS3N (BOFAUS6S If incoming wire is in foreign currency

Account Address: 21301 Burbank Blvd. Woodlands Hills, CA 91367 Attn: Susanna Pedraza

19	Lomotif Pte Ltd	Adele Tan	adele@lomotif.com			Adele: +65 8809 6080

Lomotif SINGAPORE Bank account wiring details

Beneficiary Account Name: Lomotif Private Limited Beneficiary Account Number: 0866375011

Bank Name: Citibank N.A., Singapore Branch Bank Swift Code: CITISGSG

Bank Address: 8 Marina View #22-01, Asia Square Tower 1, Singapore 018960

Bank Code: 7214

Branch Code: 001

20	Chua Rui Wen		rwchua@gmail.com			+65 9456 7067 (please email)	Account Name: Chua Rui Wen Bank Name: DBS Account Number: 120-037274-7 Swift Code: DBSSSGSG Bank Address: 12 Marina Boulevard, DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982
21	Benjamin Chang		benchang@gmail.com			+1 424-242-2435

Account Number:4984061209 Account Name: Benjamin M Chang Routing Number: 0210-0008-9 Bank Name: Citibank N.A.

Citibank SWIFT Code: CITIUS33

Intermediary Bank: 0210-0008-9 (same as SWIFT code) Domicile address is: 52 E. 14th St New York, NY 10003